SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934, as amended

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement

MINING OIL, INC.
(Name of Registrant as Specified In Its Charter)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MINING OIL, INC.
1001 Fannin, Suite 270
Houston, Texas 77002

To the Stockholders of Mining Oil, Inc.:

On August 14, 2008, our Board of Directors adopted a resolution to amend and restate our Certificate of Formation to increase the aggregate number of shares that we will have the authority to issue from 100,000,000 to 110,000,000 shares, of which 100,000,000 shares will be shares of common stock, and 10,000,000 shares will be shares of preferred stock. In addition, the Board of Directors approved the Company’s 2008 Equity Incentive Plan (the “Plan”) and commended it to the stockholders for approval.

All of the foregoing matters are described in more detail in the attached Information Statement, and all capitalized terms are defined therein as well.

On August 14, 2008, the holders of 100% of our common stock approved the amendment and restatement of our Certificate of Formation and the Plan by written consent to be effective twenty (20) days from the date of the mailing of this Information Statement.

This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein. However, we encourage you to read the Information Statement carefully.

Sincerely, Clayton Van Levy, Chairman and Chief Executive Officer

Houston, Texas

_________________, 2008

MINING OIL, INC.
1001 Fannin, Suite 270
Houston, Texas 77002

INFORMATION STATEMENT
AND
NOTICE OF ACTION TAKEN WITHOUT A MEETING

This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the “Board”) of Mining Oil, Inc. (the “Company,” “we”, “our” or “us”) to the holders of our common stock, no par value per share (the “common stock”) at August 14, 2008 (the “Record Date”) in connection with the following matters:

•
The filing of the Amended and Restated Certificate of Formation, in the form attached hereto as Annex A, which will increase the aggregate number of shares which we will have the authority to issue from 100,000,000 to 110,000,000 shares, of which 100,000,000 shares will be shares of common stock, and 10,000,000 shares will be shares of preferred stock (the “Amendment”).

•	The adoption of the Company’s 2008 Equity Incentive Plan, in the form attached hereto as Annex B (the “Plan”).

Pursuant to Section 6.201 of the Texas Business Organizations Code (the “TBOC”), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Amendment with the Texas Secretary of State.

Our Board obtained the required approval for the Amendment and the Plan by means of a written consent of stockholders, dated August 14, 2008. A meeting to approve the Amendment and the Plan is therefore unnecessary, and our Board decided to forego the expense of having one.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about ________________, 2008, to the holders of our outstanding Common Stock as of the Record Date.

ABOUT THE INFORMATION STATEMENT

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Mining Oil, Inc.
c/o Clayton Van Levy
1001 Fannin St., Suite 270
Houston, Texas 77002
Fax #: (713) 655-1114

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s stockholders as of the close of business on the Record Date of the approval of the Amendment and the Plan. All stockholders holding 100% of the Company’s outstanding common stock consented to the Amendment and the Plan pursuant to a written consent dated as of August 14, 2008.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on the Record Date, which is August 14, 2008, will be entitled to notice of the approval of the Amendment and the Plan. Under the TBOC, all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Amendment and the Plan is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 10,000,000 shares of common stock were issued and outstanding.

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WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment and the Plan. The approval of such majority was obtained pursuant to a written consent dated as of August 14, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 100,000,000 shares of common stock, of which 10,000,000 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock. All shares of the Company voted in favor of approval of the Amendment and Plan.

Pursuant to Rule 14c-2 under the Exchange Act, the Amendment and the Plan will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the Amendment will be filed on or about the close of business on _______________, 2008. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written notice to stockholders pursuant to the TBOC.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of August 14, 2008 by:  (1) each person who is a beneficial owner of more than 5% of the Company’s common stock, (2) each of the Company’s directors, (3) each of the Company’s named executive officers, and (4) all of the Company’s executive officers and directors as a group. Unless otherwise indicated, the address of each listed person is in care of us at 1001 Fannin, Suite 270, Houston, Texas 77002.

Name	Shares of Common Stock Beneficially Owned or Controlled	% Total Outstanding Shares

Clayton Van Levy 1001 Fannin Houston, Texas 77002	4,385,000	43.85

George Koo 1001 Fannin Houston, Texas 77002	1,215,000	12.15

Chris A. Stacy 1001 Fannin Houston, Texas 77002	2,395,000	23.95

All officers and directors as a group (3 persons)	7,995,000	79.95

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers, and individuals who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and changes in ownership of common stock with the Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company’s directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the period through August 14, 2008.

INCREASE THE AGGREGATE NUMBER OF SHARES THAT WE WILL HAVE THE AUTHORITY TO ISSUE FROM 100,000,000 TO 110,000,000 SHARES, OF WHICH, 100,000,000 SHARES WILL BE SHARES OF COMMON STOCK, AND 10,000,000 SHARES WILL BE SHARES OF PREFERRED STOCK

The Amendment does not make any change in the number of authorized shares of common stock, and there will continue to be 10,000,000 shares of common stock issued and outstanding after the Amendment is filed.

The effect of the Amendment is to create a new class of preferred stock that may be issued from time to time upon authorization by the Board of Directors of one or more series of preferred shares having the rights and preference determined by the Board of Directors.

The Board of Directors of the Company will have the authority to divide the authorized preferred stock into series, the shares of each series to have such relative rights and preferences as shall be fixed and determined by the Board of Directors. The provisions of a particular series of authorized preferred stock, as designated by the Board of Directors, may include restrictions on the payment of dividends on common stock. Such provisions may also include restriction son the ability of the Company to purchase shares of common stock or to purchase or redeem shares of a particular series of authorized preferred stock. Depending upon the voting rights granted to any series of authorized preferred stock, issuance thereof could result in a reduction in the voting power of the holders of common stock. In the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the preferred stock will receive, in priority over the holders of common stock, a liquidation preference established by the Board of Directors, together with accumulated and unpaid dividends. Depending upon the consideration paid for authorized preferred stock, the liquidation preference of authorized preferred stock and other matters, the issuance of authorized preferred stock could result in a reduction in the assets available for distribution to the holders of common stock in the event of the liquidation of the Company.

There are no plans or obligations to issue any shares of preferred stock. The purpose of the Amendment is to provide the Company with a more flexible capital structure that may facilitate additional investment in the Company.

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The proposed increase in the authorized number of shares of preferred stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

APPROVAL OF THE COMPANY’S 2008 EQUITY INCENTIVE PLAN

General

On August 14, 2008, the Board of Directors approved, subject to stockholder approval, the Company’s 2008 Equity Incentive Plan (the “Plan”). The Plan provides that key employees, consultants and non-employee directors of the Company or an affiliate (“eligible participants”) may be granted: (1) options to acquire shares of the Company’s common stock, (2) shares of restricted common stock (3) stock appreciation rights, (4) performance-based awards, (4) “Dividend Equivalents,” and (5) other stock-based awards (collectively, “Awards”). The Plan will permit eligible participants to acquire a proprietary interest in the growth and performance of the Company. The purposes of the Plan are to (1) increase the incentive of its participants to contribute to the Company’s success and prosperity, thus enhancing stockholder value, and (2) to provide the Company with a proven means to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

The Company is seeking stockholder approval for the future issuance of options under the Plan to allow its participants to acquire up to 1,500,000 shares of the Company’s common stock.

The Plan is included in this Proxy Statement as Annex B, and reference is made to Annex B for a full description of the terms of the Plan.

Board Recommendation

The Board of Directors recommended that the majority stockholders vote to approve the Plan, and such approval was obtained on August 14, 2008 to become effective 20 days after the mailing of this Information Statement.

Description of the Plan

The following summary describes the principal provisions of the Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Plan attached as Annex B to this proxy statement.

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The total number of shares of common stock that may be subject to Awards under the Plan will not exceed five million shares (subject to customary adjustments as provided in the Plan). Such number of shares is subject to adjustment by the committee established to administer the Plan or by the Board of Directors if there are no independent directors (the “Committee”), in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized or unissued shares or shares held in treasury.

The Plan is generally designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in order to preserve the Company’s ability to take compensation expense deductions in connection with the exercise of options granted and the vesting of performance-based restricted stock under the Plan in certain circumstances. Under Code Section 162(m), a publicly held corporation is not permitted to take a federal income tax deduction for compensation recognized by certain executive officers in any year in excess of $1,000,000, unless such compensation meets the stockholder approval and other requirements of Code Section 162(m).

The Plan is administered by the Committee, which must be comprised of not less than two individuals appointed by the Board of Directors, each of whom is (1) to the extent required by Rule 16b-3 and the Exchange Act, a “non-employee director,” and (2) to the extent required by Code Section 162(m), an “outside director”. Until the Company has independent directors, the whole Board of Directors will make such rules and regulations and establish such procedures for the administration of the Plan as it deems advisable.

The Committee may grant Awards under the Plan to eligible participants. The Committee has the discretion, in accordance with the provisions of the Plan, to determine the terms of the Award, to whom an Award is granted and the number of shares of stock subject to the Award.

Stock Options

An option granted under the Plan may be an incentive stock option (an “ISO”) or may be a non-qualified stock option (a “Non-ISO”), as determined at the time of grant. In certain circumstances, the grant of Non-ISOs, as opposed to ISOs, can result in federal income tax advantages to the Company.

The exercise price for options may not be less than the fair market value of the stock on the date of the grant of the options. The Plan provides that optionees may pay the exercise price: (1) in cash, (2) by delivery to the Company of shares of the Company’s common stock owned by the participant, (3) with other securities, (4) with other Awards, (5) with other property, or (6) in any combination of the above, in each case on such other terms and conditions as may be acceptable to the Committee (which may include payment in installments or on a deferred basis).

An option granted under the Plan may not be exercised later than the date specified by the Committee, which will be a maximum of 10 years from the date of the grant.

Restricted Stock

The Committee may award “restricted” shares of the Company’s common stock and restricted stock units, which are grants of common stock or Awards designated in shares of restricted stock that are subject to risk of forfeiture or other restrictions. Shares of restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

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Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of restricted stock and all restricted stock units still, in either case, subject to restriction, shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or restricted stock units.

Stock Appreciation Rights

The Committee is authorized to grant eligible participants stock appreciation rights. A stock appreciation right gives the recipient a right to receive, upon exercise of the stock appreciation right, the excess of (1) the fair market value (as determined by the Committee) of one share of common stock on the date of exercise or, if the Committee determines in the case of any such right other than one related to any ISO, at any time during a specified period before or after the date of exercise over (2) the grant price of the right, as specified by the Committee. The grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right are determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Performance Awards

The Committee is authorized to grant eligible participants performance awards. A performance award granted under the Plan (1) may be denominated or payable in cash, shares of common stock (including, without limitation, restricted stock), other securities, other Awards, or other property and (2) confer on the recipient rights valued as determined by the Committee and payable to, or exercisable by, the recipient, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made pursuant to any performance award shall be determined by the Committee. The goals established by the Committee will be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in the price of the Company’s common stock, cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

Dividend Equivalents

The Committee is authorized to grant Awards under which the recipients are entitled to receive payments equivalent to dividends or interest with respect to a number of shares of common stock determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of common stock or otherwise reinvested. Such Awards may have such terms and conditions as the Committee determines.

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Other Stock-Based Awards

The Committee is also authorized to grant other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock (including, without limitation, securities convertible into shares of common stock), as are deemed by the Committee to be consistent with the purposes of the Plan. The Committee determines the terms and conditions of such Awards.

Miscellaneous

Awards granted under the Plan generally are not transferable, except that the Committee may, in its sole discretion and subject to certain limitations, permit the transfer of Non-ISOs at the time of grant or thereafter for estate planning purposes. No Awards may be granted under the Plan after August 15, 2018.

The number of Awards that may be granted under the Plan to executive officers is not determinable at this time.

COMMON STOCK AND DIVIDEND POLICY

Market Information

Our common stock will become traded in the over-the-counter market on the NASDAQ OTC Bulletin Board under the symbol    (Pending)   . At present, there are no active market makers in our stock.

Holders

As of August 14, 2008, 10,000,000 common shares of the Company’s common stock are held by 35 holders of records.

Dividends

We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

DISSENTERS’ RIGHTS OF APPRAISAL

Pursuant to the TBOC, no stockholder that objects to the Amendment or the Plan will have any right to receive from us the fair value of his, her or its shares. The TBOC provides that any provision of our Amended and Restated Certificate of Formation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series. The Amendment and the Plan were adopted by the holders of a majority of the shares entitled to vote thereon.

ADDITIONAL INFORMATION

PLEASE READ THIS ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and information statements and other disclaimers with the SEC. These documents and other information can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

By Order of the Board of Directors,

Clayton Van Levy,
Chairman

Houston, Texas
_______________, 2008

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Annex A

RESTATED CERTIFICATE OF FORMATION
WITH NEW AMENDMENTS
OF
MINING OIL, INC.

Pursuant to the provisions of Sections 3.059 and 21.056 of the Texas Business Organizations Code (“TBOC”), Mining Oil, Inc., a Texas corporation formed under the TBOC (the “Corporation”), hereby adopts this Restated Certificate of Formation (the “Restated Certificate”).

ARTICLE A. The Restated Certificate makes new amendments to the Corporation’s Certificate of Formation (the “Certificate”). Provided below is an identification of each added, altered or deleted provision.

1. Article IV of the Certificate is hereby amended to read in its entirety as follows:

ARTICLE IV

The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be one hundred million (100,000,000) shares of Common Stock having no par value, and ten million (10,000,000) shares of Preferred Stock having no par value. A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:

Issuance in Class or Series. The Preferred Stock may be issued from time to time in one or more series, or divided into additional classes and such classes into one or more series. The terms of a class or series, including all rights and preferences, shall be as specified in the resolution or resolutions adopted by the Board of Directors designating such class or series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt. Such resolution or resolutions with respect to a class or series shall specify all or such of the rights or preferences of such class or series as the Board of Directors shall determine, including the following, if applicable: (a) the number of shares to constitute such class or series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such class or series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate, and whether the shares in such class or series shall be entitled to preference or priority over any other class or series of stock of the Corporation with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such class or series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such class or series; (e) the amount which the shares of such class or series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the Corporation and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the Corporation; (f) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the Corporation and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such class or series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such class or series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any other class or series of stock of the Corporation ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the Corporation, or any subsidiary; and (k) such other preferences, rights, restrictions and qualifications as the Board of Directors may determine.

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All shares of the Common Stock shall be of the same class and shall have equal dividend or distribution, liquidation and other rights.

All shares of the Common Stock shall rank equally, and all shares of the Preferred Stock shall rank equally, and be identical within their classes in all respects regardless of series, except as to terms which may be specified by the Board of Directors pursuant to the above provisions. All shares of any one series of a class of Preferred Stock shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates on which dividends thereon shall accrue and be cumulative.

Other Provisions. Shares of Common Stock or Preferred Stock of any class or series may be issued with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, option or special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside the resolution or resolutions of the Board of Directors providing for the issue of such stock by the Board of Directors, provided the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions or such class or series is clearly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. Shares of Common Stock or Preferred Stock reacquired by the Corporation shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Corporation may be canceled and restored to the status of authorized and unissued stock by action of the Board of Directors.

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Common Stock. Except as otherwise provided in any resolution or resolutions adopted by the Board of Directors, the Common Stock shall (a) have the exclusive voting power of the corporation; (b) entitle the holders thereof to one vote per share at all meetings of the stockholders of the Corporation; (c) entitle the holders to share ratably, without preference over any other shares of the Corporation, in all assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation; and (d) entitle the record holder thereof on such record dates as are determined, from time to time, by the Board of Directors to receive such dividends, if any, if, as and when declared by the Board of Directors.

2. Article V of the Certificate is hereby deleted in its entirety and Articles VI through XI are hereby renumbered as Articles V through X, together with any references thereto (except for the reference in Article VIII which incorrectly referenced Article VII and shall remain a reference to Article VII).

3. The reference in Article VIII (now Article VII) to the “corporation” shall be capitalized.

4. Article XI of the Certificate is hereby amended to read in its entirety as follows:

ARTICLE XI

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which as of the date hereof shall consist of six directors. The number of directors comprising the Board of Directors shall be fixed upon resolution of the Board of Directors and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation; except that, at no time shall there be less than one (1) director. The following are the initial directors as of the date hereof: Mike Blake, Stacy Duke, George R. Koo, C. Van Levy, Michael H. Price and Chris A. Stacy, each having an address at 1001 Fannin, Suite 270, Houston, Texas 77002.

ARTICLE B. Each new amendment made by this Restated Certificate has been made in accordance with the provisions of the TBOC. The amendments to the Certificate and the Restated Certificate have been approved in the manner required by the TBOC and by the governing documents of the Corporation.

ARTICLE C. The Restated Certificate, which is attached hereto as Annex A, accurately states the text of the Certificate being restated and each amendment to the Certificate that is in effect, and as further amended by this Restated Certificate. The attached Restated Certificate does not contain any other change in the Certificate except for the information permitted to be omitted by the provisions of the TBOC applicable to the Corporation.

Executed this __ day of _____, 2008

Name:
Title:

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Annex B

Mining Oil, Inc. 2008 Equity Incentive Plan

1.	PURPOSE

The purposes of this Mining Oil, Inc. 2008 Equity Incentive Plan (the “Plan”) are to encourage selected employees, outside directors and consultants of Mining Oil, Inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.	DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)
“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by or under common control with the Company and (ii) any entity in which the Company has a significant direct or indirect equity interest, as determined by the Committee.

(b)
“Applicable Law” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents thereof.

(c)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(d)	“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)
“Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(g)
“Committee” shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than two directors, each of whom is not an employee of the Company or an Affiliate and meets the “Non-Employee Director” eligibility requirements imposed by Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and each of whom is an outside director for purposes of Section 162(m) of the Code. In the absence of directors who are so qualified, the whole Board of Directors shall act as the Committee.

(h)	“Corporate Transaction” means any of the following transactions to which the Company is a party:

•	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

•	the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

•	approval by the Company's shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

•
any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

•
acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(i)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)	“Employee” shall mean any employee of the Company or of any Affiliate.

(k)
“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Where there exists a public market for the Shares, the fair market value of the Shares shall be the closing price for the last market trading day prior to the time of determination (or, if no closing price was reported on that date, on the last trading date on which the closing price was reported) on the stock exchange determined by the Committee to be the primary market for the Shares, or, if the Shares are not traded on an exchange, as reported by such source as the Committee deems reliable.

(l)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(m)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(n)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(o)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(p)
“Outside Director” shall mean a member of the Board of Directors of the Company or any Affiliate who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(q)	"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r)	“Participant” shall mean an Employee, Outside Director or Consultant who receives an Award under the Plan.

(s)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)
“Person” shall mean any individual, corporation, partnership, limited liability company or other business entity, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(u)
"Registration Date" means the first to occur of (i) the closing of the first sale to the general public of (A) Shares or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of Shares, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(v)	“Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Committee have expired, lapsed, or been waived.

(w)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(y)
“Shares” shall mean the shares of common stock of the Company, no par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(z)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(aa)	“Treasury Shares” shall mean Shares issued by the Company but later required and held in the Company’s treasury.

3.	ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and Applicable Law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any award; (v) approve forms of Award Agreements; (vi) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (vii) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (viii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee, director or consultant of the Company or of any Affiliate. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, the Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal. Actions of the Committee may be taken either (i) by a subcommittee, designated by the Committee, composed of two or more members, or (ii) by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan. Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Company’s Board of Directors.

4.	SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be 1,500,000. Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award or award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

(ii)	ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii)	SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)
ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, subject to any required action by the Company’s shareholders, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation if any, and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

5.	ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan. Any Awards granted to members of the Committee shall be approved by the Board of Directors of the Company. An Employee, Director or Consultant, who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6.	AWARDS

Each Award shall be designated in its Award Agreement. Subject to the Plan, the Committee shall determine the provisions, terms and conditions of each Award, including but not limited to the Award vesting schedule, repurchase provisions, form of payment, rights of first refusal, forfeiture provisions, payment contingencies and performance conditions.

(a)
OPTIONS. The Committee is hereby authorized to grant Options to purchase Shares with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)
EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Committee; provided, however, that (i) such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder” as such term is used in Section 422(c) (5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option and (ii) such exercise price per share under any Non-Qualified Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a share on the date of grant of such Non-Qualified Stock Option unless otherwise determined by the Committee. Notwithstanding its designation, to the extent that the Fair Market Value of Share subject to Options designated as Incentive Stock Options that become exercisable for the first time by a Participant during any calendar year exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(ii)
OPTION TERM. The term of each Option shall be fixed by the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a “10-percent stockholder”) as such term is used in Section 422(c)(5) of the Code).

(iii)
TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price may be made or deemed to have been made.

(iv)
INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)
STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)	ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)
RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)
REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)
PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. The goals established by the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, personal management objectives or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)
DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(f)
OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with Applicable Law.

(g)	GENERAL.

(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by Applicable Law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
DEFERRAL OF AWARD PAYMENT. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria or other event that, absent the election, would entitle the Participants to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions and procedures as the Committee deems advisable for the administration of any such program.

(v)
LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)
SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.	AMENDMENT AND TERMINATION

Except to the extent prohibited by Applicable Law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, provided however that no such amendment, alteration, suspension, discontinuation, or termination may impair the rights of any Participant, or any other holder or beneficiary, with respect to any Award theretofore granted, without the consent of such Participant, other holder or beneficiary of an Award, or other Person. No Award may be granted during any suspension of the Plan or after termination of the Plan.

(b)
AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b)) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)
CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.	GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
PAYMENT. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Applicable Law:

•	cash;

•	check;

•	delivery of Participant’s promissory note with such recourse, interest, security, and redemption provisions as the Committee determines as appropriate;

•
if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

•
with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

•	any combination of the foregoing methods of payment.

(c)
DELEGATION. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(d)
TAXES. No Shares shall be delivered under the Plan to any Participant or other Person until such Participant or other Person has made arrangements acceptable to the Committee for the satisfaction of any foreign, federal, state or local income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company reserves the right to withhold or collect from Participant an amount necessary to satisfy such tax obligation.

(e)
RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the Plan’s requirements. The inability of the Company to obtain authority from any regulatory body having jurisdiction to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which requisite approval has not been obtained.

(f)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(g)
NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(h)
GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

(i)
SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(j)
NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k)
NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(l)
HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.	CORPORATE TRANSACTIONS

Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, each such Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award.

10.	EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective August 15, 2008 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent, which meeting shall be held within one year of the Effective Date.

11.	TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.